Stein Roe
Institutional Floating Rate Income Fund
Semiannual Report
Feb. 28, 1999
Photo of: Bonds

LOGO: STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments.(R)

Contents
--------------------------------------------------------------------------------
From the President....................................................         1
   Tom Butch's thoughts on the bond market and investing

Questions & Answers...................................................         3
   An interview with the Fund's Portfolio Managers - Brian W. Good and James R. Fellows

Portfolio of Investments..............................................         5
   A complete list of investments with market values

Financial Statements..................................................         8
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements..........................................       15

Financial Highlights...................................................       17
   Selected per-share data










                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

                                    Fund Data
   Investment Objective:

   Stein Roe Institutional Floating Rate Income Fund seeks high current income consistent with preservation of capital by investing primarily in senior secured floating or variable rate bank loans made to U.S. corporations, partnerships and other borrowers.

   Fund Inception:
   Dec. 17, 1998

   Total Net Assets:
   $56.5 million


To Our Shareholders
I am very pleased to present the inaugural semiannual report for Stein Roe Institutional Floating Rate Income Fund, a fund designed for long-term investors who wish to benefit from the income potential of senior bank loans.
      This Fund represents Stein Roe's first investment vehicle of its kind. I am pleased to report that institutional investors have committed more than $55 million to the Fund in the three months since its initial public offering on Dec. 17, 1998.
      Institutional Floating Rate Income Fund seeks a high level of current income, consistent with preservation of capital. The Fund's portfolio managers - Brian W. Good and James R. Fellows - have extensive experience managing floating rate loan funds. They invest with a goal of minimizing fluctuations in net asset value from changes in interest rates by acquiring interests in floating or variable rate senior loans.*

Treasury Prices Reach Record, Then Drop
Your Fund began operations during an auspicious period for fixed-income securities.
      In calendar 1998, high-quality bond prices reached record levels while non-investment grade debt prices were volatile. Just prior to the Fund's inception, 30-year U.S. Treasury bond yields dropped to 4.71% in October, the lowest level in a generation, as investors sought a safe haven from short-term stock market turmoil and emerging market debt defaults. This past autumn the Federal Reserve Board reduced short-term interest rates by 0.75% to 4.75% to maintain domestic economic growth.

--------------------------------------------------------------------------------
           Your Fund began operations during an auspicious period for fixed-income securities.
--------------------------------------------------------------------------------


      In early 1999, however, Treasury prices weakened as Asian economies showed signs of stabilizing and U.S. government reports indicated that the pace of U.S. GDP growth had accelerated to 6.1% in the fourth quarter of 1998. This ignited fears of inflation, and drove down Treasury prices (yields, which move in the opposite direction, reached a seven-month high of 5.70% on March 4, 1999). Prices of non-investment grade bank loans remained strong, however, as investors appeared to remain confident that the healthy U.S. economy would boost corporate profits, allowing most debtors to meet their loan obligations.
      Institutional Floating Rate Income Fund provided a total return of 1.74% with distributions reinvested for its initial fiscal period - Dec. 17, 1998 to Feb. 28, 1999. Your Fund's results outpaced the average 1.15% total return of the 18 funds in the Lipper Loan Participation Fund category for the Fund's initial fiscal period.

No Sales Charges, NAV Redemption Option
Institutional Floating Rate Income Fund is an interval fund. Its shares are offered continuously and are not traded on a stock exchange. Investors can purchase Fund shares directly from Stein Roe without any sales charge or brokerage commission. (Other fees and expenses apply. See your prospectus for details.) However, the Fund does not provide daily redemption availability and shares should be considered illiquid.
      To accommodate investors' liquidity needs, the Fund will make quarterly tender (redemption) offers to repurchase shares. This feature is generally not available to funds that trade on an exchange, as share prices for such funds are determined by supply and demand among investors. Since most exchange-traded funds have historically sold at a discount to their net asset values, we think this tender offer policy will be beneficial to shareholders.

A Look Ahead
On the pages that follow, Mr. Good and Mr. Fellows present an overview of recent events that have affected the corporate loan market. We also explain how we have positioned the Fund for the balance of fiscal 1999.
      We anticipate that many of the loans that will be represented in the Fund's portfolio in the coming months will help finance corporate leveraged buyouts, mergers, acquisitions, recapitalizations, corporate stock buybacks and, to a lesser extent, finance borrowers' growth.**

From the President continued
--------------------------------------------------------------------------------
Corporate Bonds and Your Portfolio
Since America's economy appears healthy, we believe a corporate bank loan fund currently offers investors three distinct advantages:

o Higher income potential than comparable maturity U.S. government securities. U.S. government securities are backed by the full faith and credit of the U.S. government. Shares of mutual funds are not.

o A diversification opportunity for investors whose asset mix may have shifted toward equities in recent years.

o Greater diversification than owning individual corporate bonds. (Senior loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings are subject to greater credit risks than other senior loans and they are also subject to a greater degree of volatility.)

      Finally, I want to personally thank you for becoming Institutional Floating Rate Income Fund's charter shareholders as Stein Roe marks its 50th anniversary of serving mutual fund and institutional investors. We look forward to serving your investment needs in the new millennium.


Sincerely,



/s/Thomas W. Butch

Thomas W. Butch
President
March 17, 1999

*While the Fund expects to maintain a relatively stable net asset value, its net asset value will fluctuate. The Fund's NAV may fluctuate with changes in the perceived credit quality of loans in the portfolio. Changes that may affect credit quality include a sudden or extreme increase in prevailing interest rates, a default in a loan the Portfolio owns, or a substantial deterioration in a borrower's creditworthiness.

**Proceeds of the senior loans in which the Fund will acquire interests will primarily be used to finance leveraged buyouts, recapitalizations, mergers and acquisitions, among other uses. As a result, many of the borrowing institutions involved in these activities may be highly leveraged; therefore an increase in interest rates may impair their ability to meet their obligations under the loan agreement (or other business obligations). While such loans make up the bulk of the portfolio, the Fund may invest in other securities (see the prospectus for a complete description of what the Fund may invest in).

Questions & Answers with Brian W. Good and James R. Fellows
--------------------------------------------------------------------------------
Portfolio Managers of the Stein Roe Institutional Floating Rate Income Fund

Mr. Good and Mr. Fellows have more than 20 years of combined experience managing bank loan investments for mutual fund investors. They joined Stein Roe in April 1998 and have worked together since 1989.

Q: The Fund began operating on Dec. 17, 1998. How have you organized its portfolio to take advantage of the income and total return opportunities currently available from bank loan investments?

Good: The Fund invests in a broad mix of higher-yielding senior loans of companies that meet our investment criteria. When analyzing a potential investment, we scrutinize the company's cash flow, asset base and management team. We pay particular attention to a company's performance during the most recent downturn in its industry.

Fellows: We focus on companies that provide basic goods and services to the domestic economy, and try to avoid "boom and bust" type industries such as oil and gas and real estate. Companies in these industries are generally more susceptible to unfavorable economic conditions that could jeopardize their ability to repay loans. As more people and institutions invest in the Fund, we expect to further diversify its holdings.

Q: How did the Fund perform from Dec. 17, 1998 through Feb. 28, 1999?

Good: For this brief two-and-a half month period, the Fund's total return was 1.74% with distributions reinvested. This compared favorably with the 1.15% average return of the fund's peers in the Lipper Loan Participation Fund category. While we are pleased with these initial positive results during a period of heightened interest rate volatility, you should keep in mind that the Fund's performance should be judged over a much longer period.*

Q: Can you elaborate on the current dynamics of the senior loan market?

Good: For the past several years, the senior loan market has been experiencing rapid growth in both the non-investment grade - where the Fund focuses its purchases -- and investment grade categories. In fact, in 1998, non-investment grade lending increased by 40% over the prior year, resulting in a wide range of investment opportunities. The ever-increasing supply of loans is bringing greater competition to the marketplace, and allowing this investment class greater recognition. Non-investment grade loans have more risks than higher-quality loans. The ample supply has provided us with an opportunity to be highly selective.

Fellows: Another recent positive development is that financial institutions have become more selective in making loans, in our view. Loan officers have become more cautious in lending money and have demanded higher credit standards, better capital structures and more collateral from borrowers. In addition, during the brief time that the Fund has been in operation, U.S. economic growth has been strong. Growing corporate profits have helped many companies meet their senior loan obligations.

Q: Where do you think you may find the best loan investments in the months ahead?

Fellows: Telecommunications and technology are two industries that we believe will grow in the marketplace and support strong performance going forward. The deregulation of the telecommunications industry has allowed for tremendous technological advances and investment opportunities. This in turn has created a greater breadth of credits in this sector and the new services are increasing in demand with consumers, allowing the borrowing companies to warrant a greater credit quality.

Q: How is the Fund positioned against potential changes in interest rates and domestic economic growth for the rest of fiscal 1999?

Good: The value of floating rate loans is generally not affected by changes in interest rates. That's because loan rates reset regularly to maintain a fixed spread over widely-accepted base rates such as the U.S. Prime Rate (the rate banks charge their best commercial customers) or LIBOR. Most of our holdings have maturities in the five-to-seven-year range.

Fellows: Loans we consider for purchase are put through a series of credit quality tests, to determine if borrowers can meet their obligations during an economic slowdown. Also, our investments are secured by the assets of the borrower. Our holdings are generally the most senior obligations in a company's capital structure.**

Good: There have been no defaults in loans held by the Fund to date, but if the economy slows, the probability of that happening increases. As we further diversify the Fund, we believe we will have a substantial cushion if a credit problem affects one loan or one industry. We have more than a decade of experience managing this type of Fund and we've

Questions % Answers continued
--------------------------------------------------------------------------------

experienced a variety of economic situations including the credit crunch of the early 1990s. What we've learned about credit risk over the years gives us confidence in our ability to manage the portfolio for income and total return.

*Past performance is no guarantee of future results. Share price and investments return will vary, so you may have gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of distributions. Portfolio holdings are as of 2/28/99 and are subject to change. Investing in high yield bank loans involves greater risk than investing in high-quality fixed income securities. This Fund is intended solely for long-term investors. The ability to redeem shares is limited. See the Fund's prospectus for details.


**Proceeds of the senior loans in which the Fund will acquire interests will primarily be used to finance leveraged buyouts, recapitalizations, mergers and acquisitions, among other uses. As a result, many of the borrowing institutions involved in these activities may be highly leveraged; therefore an increase in interest rates may impair their ability to meet their obligations under the loan agreement (or other business obligations). While such loans make up the bulk of the portfolio, the Fund may invest in other securities (see the prospectus for a complete description of what the Fund may invest in).




Portfolio Highlights
                           Securities Type Breakdown*
--------------------------------------------------------------------------------
                               As of Feb. 28, 1999
--------------------------------------------------------------------------------
Telecommunications                18.4%    Buildings/Real Estate            3.9%
Health Care                       11.6     Insurance                        3.9
Grocers/Retail Stores              8.7     Ecological                       3.9
Manufacturing                      7.8     Leisure/Entertainment            3.8
Publishing                         7.7     Electronics                      3.7
Packaging                          5.5     Mining/Steel                     3.7
Equipment, Rental & Leasing        4.8     Personal Services                2.9
Aerospace                          3.9     Chemicals                        1.9
Automotive                         3.9
--------------------------------------------------------------------------------
                                           Total                           100%
*Based on total long term investments.
--------------------------------------------------------------------------------
                                Portfolio Quality
                               As of Feb. 28, 1999

Pie Chart

Non-rated                              12.6%
Ba                                     44.0%
B                                      43.4%

Note: Ratings based on Moody's Investors Service quality categories

Stein Roe Floating Rate Limited Liability Company
------------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at February 28, 1999 (Dollar amounts in thousands)
(Unaudited)
                                                                              Bank Loan Ratings
                                                                                 Moody's (a)            Principal          Market
Variable Rate Senior Loan Interests (91.3%)(b)(c)                                (Unaudited)               Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense (3.6%)
Decrane Aircraft Holdings .................................................          B1                 $   2,000     $    2,013
                                                                                                                      ----------

Automotive (3.5%)
Stoneridge, Inc. ..........................................................          Ba3                    2,000          2,008
                                                                                                                      ----------

Building & Real Estate (3.5%)
Panolam Industries LTD (U.S.)  ............................................          B1                     1,000          1,003
Panolam Industries LTD (Canadian)..........................................          B1                     1,000          1,002
                                                                                                                      ----------
                                                                                                                           2,005
                                                                                                                      ----------
Chemicals, Plastics and Rubber (1.7%)
Lyondell Petrochemical Co. ................................................          Ba2                      385            375
Lyondell Petrochemical Co. ................................................          Ba2                      615            600
                                                                                                                      ----------
                                                                                                                             975
                                                                                                                      ----------
Containers, Packaging and Glass (5.0%)
Stone Container............................................................          Ba3                    2,859          2,863
                                                                                                                      ----------

Diversified Manufacturing (3.5%)
Thermadyne Holdings Corp. .................................................          B1                     1,000          1,004
Thermadyne Holdings Corp. .................................................          B1                     1,000          1,004
                                                                                                                      ----------
                                                                                                                           2,008
                                                                                                                      ----------
Ecological (3.5%)
Environmental Systems Products Holdings ...................................          B1                     2,000          2,008
                                                                                                                      ----------

Electronics (3.4%)
Bridge Information Systems ................................................          B1                     1,932          1,906
                                                                                                                      ----------

Equipment, Rental & Leasing (4.4%)
Nationsrent, Inc.  ........................................................          Ba3                    2,500          2,512
                                                                                                                      ----------

Grocery (4.4%)
Big V Supermarket  ........................................................          NR                     2,500          2,519
                                                                                                                      ----------

Health, Education and Childcare (10.6%)
Dade International ........................................................          Ba3                      912            913
Dade International ........................................................          Ba3                      558            559
King Pharmaceutical, Inc. .................................................          B2                     2,000          2,022
Stryker Corp. .............................................................          Ba2                      809            813
Stryker Corp. .............................................................          Ba2                    1,691          1,703
                                                                                                                      ----------
                                                                                                                           6,010
                                                                                                                      ----------
Insurance (3.6%)
Willis Corroon Group PLC LN ...............................................          Ba2                    1,000          1,008
Willis Corroon Group PLC LN ...............................................          Ba2                    1,000          1,008
                                                                                                                      ----------
                                                                                                                           2,016
                                                                                                                      ----------

                                       5

Stein Roe Floating Rate Limited Liability Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Bank Loan Ratings
                                                                                 Moody's (a)            Principal          Market
                                                                                 (Unaudited)               Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Amusement/Motion Picture/Entertainment (3.5%)
United Artists Theatre Company ............................................          B1                 $     839     $      841
United Artists Theatre Company ............................................          B1                     1,151          1,155
                                                                                                                      ----------
                                                                                                                           1,996
                                                                                                                      ----------
Manufacturing/Machinery (3.6%)
Superior Telecom, Inc. ....................................................          Ba3                    2,000          2,014
                                                                                                                      ----------

Mining/Steel/Iron/Metals (3.4%)
Ispat Inland, Inc. ........................................................          Ba3                    1,000            955
Ispat Inland, Inc. ........................................................          Ba3                    1,000            955
                                                                                                                      ----------
                                                                                                                           1,910
                                                                                                                      ----------
Personal/Food/Misc. Services (2.7%)
Rent-A-Center, Inc. .......................................................          Ba3                      675            677
Rent-A-Center, Inc. .......................................................          Ba3                      825            828
                                                                                                                      ----------
                                                                                                                           1,505
                                                                                                                      ----------
Printing, Publishing  and Broadcasting (7.0%)
Bear Island Paper .........................................................          Ba3                     990             990
Bresnan Communications, Inc. ..............................................          Ba3                    2,000          2,011
DIMAC Corp. ...............................................................          B1                       571            572
DIMAC Corp. ...............................................................          B1                       429            429
                                                                                                                      ----------
                                                                                                                           4,002
                                                                                                                      ----------
Retail Stores (3.6%)
Pantry, Inc. ..............................................................          B1                     2,000          2,012
                                                                                                                      ----------

Telecommunications (16.8%)
American Wireless Corp. ...................................................          B2                       500            500
American Wireless Corp. ...................................................          B2                       500            499
Centennial Cellular .......................................................          B2                     1,000          1,009
Centennial Cellular .......................................................          B2                     1,000          1,009
Dobson Communications Corp. ...............................................          NR                     1,000          1,006
Dobson Communications Corp. ...............................................          NR                     1,000          1,006
KMC Telecom, Inc. .........................................................          NR                     2,000          2,010
Nextel Partners, Inc. .....................................................          B2                     2,500          2,523
                                                                                                                      ----------
                                                                                                                           9,562
                                                                                                                      ----------

                                       6

Stein Roe Floating Rate Limited Liability Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal        Market
                                                                                                            Amount         Value
------------------------------------------------------------------------------------------------------------------------------------
Total Long Term Investments (91.3%)
(Cost $51,614) ............................................................                                           $   51,844
                                                                                                                      ----------
------------------------------------------------------------------------------------------------------------------------------------
Short Term Loan Participants (8.5%)
Praxair ($4,850 par, maturing 3/01/99, yielding 5.0%) .....................                                                4,850
                                                                                                                      ----------
------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments
(Cost $4,850)..............................................................                                                4,850
                                                                                                                      ----------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (99.8%)
(Cost $56,464).............................................................                                               56,694
Other Assets, Less Liabilities (0.2%) .....................................                                                   80
                                                                                                                      ----------
Net Assets (100%) .........................................................                                            $  56,774
                                                                                                                      ==========

------------------------------------------------------------------------------------------------------------------------------------

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

NR = Not Rated
(a)Bank loans rated below Baa by Moody's Investor Services, Inc. are considered to be below investment grade.
(b)Senior Loans in the Portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Portfolio may be substantially less than the stated maturities shown. Although the Portfolio is unable to accurately estimate the actual remaining maturity of individual
   Senior Loans, the Portfolio estimates that the actual average maturity of the Senior Loans held will be approximately 18-24 months.
(c)Senior Loans in which the Portfolio invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks, such as the London Inter-Bank Offered Rate
   (`LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

Stein Roe Institutional Floating Rate Income Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
February 28, 1999
(All amounts in thousands, except per-share data)
(Unaudited)


Assets
Investment in SR Floating Rate LLC, at value ....................        $56,526
Prepaid expenses ................................................             37
                                                                         -------
   Total assets .................................................         56,563
                                                                         -------
Liabilities
Distributions payable to shareholders ...........................             49
Payable to Investment Adviser ...................................             17
Other liabilities ...............................................              5
                                                                         -------
   Total Liabilities ............................................             71
                                                                         -------
   Net Assets ...................................................        $56,492
                                                                         =======
Analysis of Net Assets
Paid-in capital .................................................        $56,263
Net unrealized appreciation on investments ......................            229
Undistributed net investment income .............................           --
                                                                         -------
   Net assets ...................................................        $56,492
                                                                         =======

Shares outstanding (unlimited number authorized) ................          5,621
                                                                         =======
Net asset value per share .......................................        $ 10.05
                                                                         =======


See accompanying Notes to Financial Statements.

Stein Roe Institutional Floating Rate Income Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Period Ended February 28, 1999*
(All amounts in thousands)
(Unaudited)



Investment Income
Interest allocated from SR Floating Rate LLC ......................       $ 474
Fees allocated from SR Floating Rate LLC ..........................           7
                                                                          -----
   Total investment income ........................................         481
                                                                          -----
Expenses
Organization costs ................................................         112
Expenses allocated from SR Floating Rate LLC ......................          65
Administrative fees ...............................................          16
SEC and state registration fees ...................................          11
Accounting fees ...................................................           4
Transfer agent fees ...............................................           3
Audit & legal fees ................................................           3
Printing and postage ..............................................           1
Custodian & other fees ............................................           2
                                                                          -----
   Total Expenses .................................................         217
   Expense reimbursement from Adviser .............................        (160)
                                                                          -----
      Net Expenses ................................................          57
                                                                          -----
   Net Investment Income ..........................................         424
                                                                          -----
Realized and Unrealized Gains on Investments
Net realized gain (loss) on investments allocated from
SR Floating Rate LLC -- Net change in unrealized
appreciation or depreciation on investments 229
                                                                          -----
   Net gain on investments ........................................         229
                                                                          -----
Net increase in net assets resulting from operations ..............       $ 653
                                                                          =====


* From commencement of operations on December 17, 1998.

See accompanying Notes to Financial Statements.

Stein Roe Institutional Floating Rate Income Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Period Ended February 28, 1999*
(All amounts in thousands)
(Unaudited)


                                                                           1999*
                                                                       --------
Operations
Net investment income ..............................................   $    424
Net realized gain (loss) on investments ............................       --
Change in unrealized appreciation or depreciation from investments .        229
                                                                       --------
   Net increase in net assets resulting  from operations ...........        653
                                                                       --------
Distributions to Shareholders
Distributions from net investment income ...........................       (424)
                                                                       --------

Share Transactions
Subscriptions to fund shares .......................................     55,888
Value of distributions reinvested ..................................        375
                                                                       --------
   Net increase from share transactions ............................     56,263
                                                                       --------
   Net increase in net assets ......................................     56,492
Total Net Assets
Beginning of period ................................................       --
                                                                       --------
End of period ......................................................   $ 56,492
                                                                       ========
Undistributed Net Investment Income at End of Period ...............   $   --
                                                                       ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares .......................................      5,584
Issued in reinvestment of distributions ............................         37
                                                                       --------
   Net increase in fund shares .....................................      5,621
Shares outstanding at beginning of period ..........................       --
                                                                       --------
Shares outstanding at end of period ................................      5,621
                                                                       ========

*From commencement of operations on December 17, 1998.

See accompanying Notes to Financial Statements.

Stein Roe Floating Rate Limited Liability Company
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
February 28, 1999
(All amounts in thousands)
(Unaudited)


Assets
Investments, at market value (cost $56,464) ........................     $56,694
Interest and fees receivable .......................................         269
Cash ...............................................................          26
Prepaid expenses ...................................................           5
                                                                         -------
   Total assets ....................................................      56,994
                                                                         -------

Liabilities
Deferred facility fees .............................................         178
Payable to investment adviser ......................................          36
Other liabilities ..................................................           6
                                                                         -------
   Total liabilities ...............................................         220
                                                                         -------

    Net assets applicable to investors' beneficial interest ........     $56,774
                                                                         =======


See accompanying Notes to Financial Statements.

Stein Roe Floating Rate Limited Liability Company
--------------------------------------------------------------------------------
Statement of Operations
For the Period Ended February 28, 1999*
(All amounts in thousands)
(Unaudited)



Investment Income
Interest ...............................................................    $476
Fees ...................................................................       7
                                                                            ----
   Total investment income .............................................     483
                                                                            ----

Expenses
Management fees ........................................................      54
Audit & legal fees .....................................................       5
Accounting fees ........................................................       4
Transfer agent fees ....................................................       1
Custodian & other fees .................................................       1
                                                                            ----
   Total expenses ......................................................      65
                                                                            ----
    Net investment income ..............................................     418
                                                                            ----

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments ................................     --
Net change in unrealized appreciation or depreciation on investments ...     230
                                                                            ----
   Net gains on investments ............................................     230
                                                                            ----

   Net increase in net assets resulting from operations ................    $648
                                                                            ====


*From commencement of operations on December 17, 1998.


See accompanying Notes to Financial Statements.

Stein Roe Floating Rate Limited Liability Company
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Period Ended February 28, 1999*
(All amounts in thousands)
(Unaudited)


                                                                           1999*
                                                                       ---------
Operations
Net investment income .............................................    $    418
Net realized gain (loss) on investments ...........................        --
Net change in unrealized appreciation or depreciation
  from investments ................................................         230
                                                                       --------
   Net increase in net assets resulting from operations ...........         648
                                                                       --------

Transactions in Investors' Beneficial Interest
Contributions .....................................................      56,138
Withdrawals .......................................................         (12)
                                                                       --------
Net increase from transactions in investors' beneficial interest ..      56,126
                                                                       --------
Net increase in net assets ........................................      56,774
Total Net Assets
Beginning of period ...............................................        --
                                                                       --------
End of period .....................................................    $ 56,774
                                                                       ========


*From commencement of operations on December 17, 1998.


See accompanying Notes to Financial Statements.

Stein Roe Floating Rate Limited Liability Company
--------------------------------------------------------------------------------
Statements of Cash Flow
For the Period Ended February 28, 1999*
(All amounts in thousands)
(Unaudited)



Net increase in net assets resulting from operations ............      $    648
                                                                       --------

Adjustments to Reconcile the Change in Net Assets from
   Operations to Net Cash Used for Operating Activities:

   Increase in investments at value .............................       (56,694)
   Increase in interest and fees receivables ....................          (269)
   Increase in deferred facility fees ...........................           178
   Increase in investment advisory fees payable .................            36
   Increase in accrued expenses .................................             1
                                                                       --------
       Total Adjustments ........................................       (56,748)
                                                                       --------

Net Cash Used for Operating Activities ..........................       (56,100)
                                                                       --------

Cash Flows from Financing Activities:
   Proceeds from contributions ..................................        56,138
   Payments on withdrawals ......................................           (12)
                                                                       --------
      Net Cash Provided by Financing Activities .................        56,126
                                                                       --------

Net Increase in Cash ............................................            26
Cash at Beginning of the Period .................................          --
                                                                       --------
Cash at End of the Period .......................................      $     26
                                                                       ========


*From commencement of operations on December 17, 1998.


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)
(Unaudited)

Note 1. Organization
Stein Roe Institutional Floating Rate Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust. The Fund invests all of its investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), which seeks to provide a high-level of current income, consistent with preservation of capital.
    The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio commenced operations on December 17, 1998. At commencement, the Fund contributed $100,000 in cash in exchange for beneficial ownership of the Portfolio. At December 17, 1998, Stein Roe Floating Rate Income Fund contributed cash of $100,000. The portfolio allocates income, expenses, and realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At February 28, 1999, the Fund and Stein Roe Floating Rate Income Fund owned 99.6% and 0.4%, respectively, of the Portfolio.


Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuations

All assets of the Fund are valued as of February 26, 1999, the last business day of the period. The value of the Portfolio is determined in accordance with guidelines established, and periodically reviewed, by the Board of Trustees. Senior Loans will be valued by Stein Roe & Farnham Incorporated (the Adviser), on behalf of the Portfolio at fair value, which is intended to approximate market value. The value of Senior Loans are generally valued using market values provided by banks, dealers or pricing services with respect to secondary market transactions. In determining fair value, the Adviser will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period, and maturity of such Senior Loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the estimated life of each applicable security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners (the Fund and Stein Roe Floating Rate Fund) based on their respective percentage of ownership.

Distributions to Shareholders

Income dividends are declared and recorded each business day and are paid monthly. Capital gains, if any, are declared and paid annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Notes to Financial Statements continued
Note 3. Trustees' Fees and Transactions with Affiliates
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to the Adviser for its services as investment adviser and administrator.
    The management fee for the Portfolio is computed at an annual rate of .85 of 1 percent. The administrative fee for the Fund is computed at an annual rate of
 .25 of 1 percent. The Adviser has agreed to reimburse the Fund to the extent that it's annual expenses exceeded 0.90 percent of average daily net assets.
    The Adviser also provides fund accounting services. For the period ended February 28, 1999, the Fund and Portfolio incurred charges of $4 and $4, respectively.
    Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty to act as subtransfer agent for the Fund.
    Certain officers and trustees of the Fund are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the period ended February 28, 1999, was $1 and $1, respectively. No remuneration was paid to any other trustee or officer of the Fund.

Note 5. Investment Transactions
The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended February 28, 1999 were $51,609 and $0, respectively.

Note 6. Tender of Shares
The Board of Trustees currently intends, each calendar quarter beginning with the second quarter of 1999, to consider making tender offers of the Fund for a portion of its then outstanding common shares at the net asset value of the common shares at that time. The tender offer amount will be at least 5% and no more than 25% of the total number of shares outstanding. During the period ended February 28, 1999, there were no tender offers.

Note 7. Senior Loan Participation Commitments
The Portfolio invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Portfolio purchases a participation of a Senior Loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Portfolio assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Portfolio and the Borrower.
    At February 28, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Portfolio on a participation basis.


                                       Principal
                                           Amount     Value
Selling Participant                         (000)     (000)
---------------                           -------    ------
Goldman Sachs Credit Partners LP          $5,432     $5,397

Financial Highlights
--------------------------------------------------------------------------------
Stein Roe Institutional Floating Rate Income Fund

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                                    Period
                                                                     Ended
                                                              February 28,
                                                                     1999*
                                                              -------------
Net Asset Value, Beginning of Period ........................       $10.00
                                                                    ------
Income From Investment Operations
   Net investment income ....................................         0.11
   Net realized and unrealized gains on investments .........         0.05
                                                                    ------
      Total from investment operations ......................         0.16
                                                                    ------
Distributions
   Net investment income ....................................        (0.11)
                                                                    ------
      Total distributions ...................................        (0.11)
                                                                    ------
Net Asset Value, End of Period ..............................       $10.05
                                                                    ======
Ratio of net expenses to average net assets (a)                        .90%(c)
Ratio of net investment income to average net assets (b)              7.45%(c)
Total return                                                          1.74%
Net assets, end of period (000's)                                  $56,492


* From commencement of operations on December 17, 1998

(a)If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 3.43%.
(b)Computed giving effect to the investment adviser's expense limitation undertaking.
(c)Annualized.


--------------------------------------------------------------------------------
Stein Roe Floating Rate Limited Liability Company Portfolio


                                                                        Period
                                                                         Ended
                                                                 February 28,
Ratios To Average Net Assets                                             1999*
--------------------------------                                --------------
   Expenses ..............................................             1.01%(a)
   Net investment income .................................             7.45%(a)
Portfolio turnover .......................................                0%


*From commencement of operations on December 17, 1998.

(a) Annualized.

See accompanying Notes to Financial Statements.

Glossary
--------------------------------------------------------------------------------

Senior Secured Floating Rate Loans
Senior secured floating rate loans are commercial loans made by groups of large domestic banks - referred to as syndicates - to corporations. They provide investors with a senior claim on a borrower's assets and are backed by collateral pledged to secure repayment of the loan.

London Interbank Offered Rate (LIBOR)
The rate that most creditworthy international banks dealing in Eurodollars charge each other for loans. The LIBOR rate is usually the base for other large Eurodollar loans to less creditworthy corporate and government borrowers.

Floating Rate Loans
Floating rate loans pay interest at a variable rate that adjusts up and down with interest rate changes. Interest on loans invested in by this Fund carry rates that are normally reset every three to six months, at a margin over LIBOR.

Non-Investment Grade Loans
Loans made to borrowers with corporate credit ratings of less than BBB or Baa. Like junk bonds, non-investment grade loans offer investors higher-than-average income potential to compensate for the risks associated with their lower credit quality and greater likelihood of default.

Stein Roe Institutional Floating Rate Income Fund
--------------------------------------------------------------------------------

Trustees
John A. Bacon, Jr.
Private Investor
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer, Controller
Kevin M. Carome, Vice President,
  Assistant Secretary
J. Kevin Connaugton, Vice President
James Fellows, Vice President
Brian Good, Vice President
Timothy Jacoby, Vice President
Gail D. Knudsen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Brian Pollard, Vice President
Sharlene Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
Ernst & Young LLP
Independent Auditors

The Stein Roe Mutual Funds

Fixed Income Funds
      Cash Reserves Fund
      Municipal Money Market Fund
      Intermediate Municipals Fund
      Managed Municipals Fund
      High-Yield Municipals Fund
      Intermediate Bond Fund
      Income Fund
      High Yield Fund


Equity Funds
      Balanced Fund
      Growth & Income Fund
      Growth Stock Fund
      Growth Investor Fund
      Young Investor Fund
      Growth Opportunities Fund
      Special Fund
      Large Company Focus Fund
      Special Venture Fund
      Capital Opportunities Fund
      International Fund
      Small Company Growth Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One SouthWacker Drive, 32nd Floor.

                         Liberty Funds Distributor, Inc.


                                   TE11A 4/99